Exhibit 32.2

                 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, being the Chief Financial Officer of Kinetek, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the Annual Report on Form 10-K (the "Annual Report") of the Registrant for the year ended December 31, 2004, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m (a)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 14, 2005



/s/ Daniel D. Drury
-----------------------
Daniel D. Drury
Chief Financial Officer